AARON RENTS, INC.

          Incorporated under the laws of the state of Georgia
ARC

Common Stock                                         CUSIP 002535 20 1
                                   See Reverse for Certain Definitions


THIS CERTIFIES that





is the owner of

FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $.50 PAR
VALUE EACH, OF


AARON RENTS, INC., transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
               WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

          Dated:


                                         /s/ R. Charles Loudermilk, Sr.
Keith C. Groen                                   Chairman of the Board
                 Secretary                           and President

Aaron Rents, Inc.
Corporate Seal                           Authorized Signature
Georgia

Countersigned and Registered:
          SunTrust Bank, Atlanta
                              Transfer Agent
                               and Registrar
By:
                           AARON RENTS, INC.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM   - as tenants in common   UNIF GIFT MIN ACT - _______Custodian _______
                                                        (Cust)          (Minor)
TEN ENT   - as tenants by the entireties

JT TEN    - as joint tenants with right                under Uniform Gifts to
            of survivorship and not as                 Minors Act _____________
            tenants in common                                       (State)

     Additional abbreviations may also be used though not in the above list.


For value received, _______________ hereby sell, assign and transfer unto

Please insert social security or other
identifying number of assignee

________________________________________________________________________________

________________________________________________________________________________
Please print or typewrite name and address including postal zip code of assignee

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________________

________________________________________________________________________________
Attorney to transfer the said stock on the books of the within-named
Corporation with full power of substitution in the premises.


Dated, ________________________


                                               _________________________________


Signature(s) Guaranteed: _______________________________________________________
                         THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17 Ad-15.

NOTICE:   The signature to this assignment must correspond with the name as written upon the face of the Certificate in every particular, without alteration or enlargement, or any change whatever.